UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio		44115
(Address of Principal Executive Offices)		(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2012, The Sherwin-Williams Company (“Sherwin-Williams”) entered into that certain Five Year Credit Agreement Amendment No. 2 (“Amendment No. 2”) with Citicorp USA, Inc. (“CUSA”), as administrative agent and issuing bank, and the Lenders from time to time party thereto. Amendment No. 2 amends the Five Year Credit Agreement, dated as of January 30, 2012 (as amended by that certain Five Year Credit Agreement Amendment No. 1, dated as of February 6, 2012, the “Credit Agreement”), among Sherwin-Williams, CUSA, as administrative agent and issuing bank, and the Lenders from time to time party thereto. The primary purpose of Amendment No. 2 is to increase the amount available for borrowing and obtaining the issuance, renewal, extension and increase of a letter of credit by $100 million up to an aggregate availability of $300 million.

No borrowings have been made, and no letter of credit has been issued, under the Credit Agreement, as amended by Amendment No. 2.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for Sherwin-Williams and its subsidiaries, various commercial banking, investment banking, lending, underwriting, trust services, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is filed as Exhibit 4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to Amendment No. 2 is incorporated herein by reference into this Item 2.03. As of the date of this report, Sherwin-Williams had no outstanding borrowing under the Credit Agreement, as amended by Amendment No. 2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

4	Five Year Credit Agreement Amendment No. 2, dated as of February 13, 2012, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, and the Lenders from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

February 13, 2012	By:	/s/ L.E. Stellato
L.E. Stellato
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4	Five Year Credit Agreement Amendment No. 2, dated as of February 13, 2012, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, and the Lenders from time to time party thereto.

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